Merrill Lynch
Power and Gas Leaders Conference

"Back to the Future"

J. Wayne Leonard
Chief Executive Officer

Entergy

September 17, 2003

Safe Harbor and Reg G Compliance

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: From time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and negotiations, various performance-based rate discussions, and other regulatory decisions, including those related to Entergy's utility supply plan, Entergy's ability to reduce its operation and maintenance costs, particularly at its Non-Utility Nuclear generating facilities including the uncertainty of negotiations with unions to agree to such reductions, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities – particularly the ability to extend or replace the existing power purchase agreements for the Non-Utility Nuclear plants – and the prices and availability of power Entergy must purchase for its utility customers, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, Entergy-Koch's profitability in trading electricity, natural gas, and other energy-related commodities, resolution of pending investigations of Entergy-Koch's past trading practices, changes in the number of participants in the energy trading market, and in their creditworthiness and risk profile, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt and to fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, changes in inflation and interest rates, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, volatility and changes in markets for electricity, natural gas, and other energy-related commodities, changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of SeTrans or another regional transmission organization, changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of Indian Point or other nuclear generating facilities, changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, and other substances, the economic climate, and particularly growth in Entergy's service territory, variations in weather, hurricanes, and other disasters, advances in technology, the potential impacts of threatened or actual terrorism and war, the success of Entergy's strategies to reduce taxes, the effects of litigation, changes in accounting standards, changes in corporate governance and securities law requirements and Entergy's ability to attract and retain talented management and directors.

This presentation includes non-GAAP measures when describing Entergy's results of operations and financial performance. These non-GAAP measures differ from GAAP in that they are calculated using operational net income, which excludes the impact of special items. Special items are those events that are not routine, are related to prior periods, or are related to discontinued operations. A reconciliation of operational earnings per share to the most directly comparable GAAP measure, as reported earnings per share, can be found in Entergy's investor earnings releases for 1998 through second quarter 2003. Entergy's investor earnings releases are posted on our website at www.entergy.com/investor.

What We Said on September 17th in … 1998!

"This isn't rocket science … it's pretty basic"


9.17
1998

- Stop doing what <u>isn't</u> working/making money
- Fund the future, or without the funds, you have no future
- Act like a real utility – <u>make reliability a reality</u>
- Fix what's broken
- Build on what you do well
- Create a management committed to the truth, who know what's going on
- Start measuring what you want done

Stop Doing What Isn't Making Money

1998

Timeline of Divestitures
98 – 03


FPL Merger Termination
98
99
00
01
02
03
London Electricity
Security
Hyperion
DeSoto
Latin America Projects
Spain Sites
EISI
Citi-Power
Edesur
Freestone
Saltend
Turbines
Damhead Creek
Results
Bad
OK
Good

$6.5 billion of assets divested → **$400 million after-tax gain** → **$4.7 billion debt eliminated**

1998

Fund the Future

Sources and Uses of Cash
98 – 02; $B

Beginning Cash	0.8
Sources of Cash:	
Asset Sales	3.8
Operating Cash Flow	8.5
Total Sources of Cash	12.3
Uses of Cash:	
Investments in:	
Utility	4.7
Nuclear	1.3
Entergy-Koch	0.4
Entergy Wholesale/Other	2.0
Net Debt Reduction	0.9
Dividends/Share Buybacks	2.2
Other	0.3
Total Uses of Cash	11.8
Ending Cash	1.3

Fund

the Future

1998

Start Measuring

Perspective	Strategic Objective	Measure/KPI	Assessment Frequency
Financial	Meet or Exceed Commitments Enhance Cash Flow Increase Net Income Improve Cost Competitiveness	EPS – Consolidated OCF – Consolidated Earnings from Initiatives Total Spending – F&IT	Quarterly Quarterly Annually Monthly
Operational	Improve Fossil Plant Efficiency Increase Nuclear Plant Efficiency Achieve Nuclear Uprates Improve Transmission Service	Capacity Factors/Production Costs Capacity Factors/Production Costs MWs added Transmission Service Index	Quarterly Quarterly Annually Annually
Customer	Improve Call Center Performance Improve Reliability	Call Center Answer Speed and Abandoned Calls Outage Duration, Outage Frequency and Regulatory Complaints	Quarterly Quarterly
Internal	Strengthen Internal Controls Priority on Safety Implement Innovative Technology	Audit Staff Utilization Number of Lost time Accidents Value creation from Technology	Monthly Monthly Annually
Learning and Growth	Build Depth in Critical Skills Promote Diversity Maintain Ethics and Compliance	Succession Readiness Candidate Slate Diversity Code of Entegrity Acknowledge	Annually Quarterly Annually

1998 Act Like a Real Utility…in Fossil Operations



Regulated Fossil Plants Outage Rates
99 – 02; %
11
8
9
6
7
4
6
4
46%
53%
99
00
01
02
Forced Outage Rate
Equivalent Forced Outage Rate

1998

Act Like a Real Utility…in Nuclear

Production Costs*
99 – 02; $/MWh



17%
18.0
16.8
14.8
15.0
99
00
01
02

Capacity Factors*
99 – 02 ; 3 Year Moving Average, %



9%
86.8
86.3
88.8
94.4
99
00
01
02

Industrial Accident Rate*
97 – 03E; 18/24 Month Average



87%
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
ETR Regulated Nuclear
Industry Top Quartile
Fleet Operators' Range
97
98
99
00
01
02
03E

** All statistics for Entergy's regulated nuclear fleet*

1998

Act Like a Real Utility…in Transmission

Transmission Service Index
98 – 02; MWhs Not Served


3000
2500
2000
1500
1000
500
0
2,719
2,127
1,472
965
1,184
56%
98
99
00
01
02

Transmission Service Schedules Managed
96 – 03E; # of Schedules


180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
165,000
4614%
3,500
96
97
98
99
00
01
02
03E

1998

Act Like a Real Utility…in Reliability And Customer Service

Call Center Answer Speed
Seconds



59
64%
21
98
02

Abandoned Calls
000s



858
76%
210
98
02

Employee Accidents



76
53%
36
98
02

Regulatory Outage Complaints



535
79%
110
98
02

Outage Frequency
Per Customer Per Year



3.5
44%
2.0
98
02

Outage Duration
Average Minutes



278
41%
164
98
02

1998

Fix What's Broken

Issue	Problem	Solution
Customer Service	• Busy signals and long delays • Lack of customer-friendly policies; shut-offs • Not enough aid for low-income customers	• Implement new call center technology, offices, and staffing • Add walk-in centers • Offer bill paying options to low income customers
Speculative Trading	• Trading without a point of view • Credit risk • Power trading only	• Partnered with energy trading expert with strong POV and risk management expertise • Gas, power, and weather products traded; cross commodity trading
Regulatory Relationships	• Regulatory disallowances • Over $100m of negative regulatory surprises • Bad blood	• Redefined role of jurisdictional president • Rebuilt regulatory relationships • Service, Service, Service
Return on Investment	• Low return on capital • Invested outside of core competencies • Investment criteria/decisions not disciplined or adequately risk adjusted	• Information reviewed by subject matter experts • Analytical processes through risk committee • Decisions centralized and shoe-laced

Build on What You Do Well…in Nuclear

1998

"Acquired at a reasonable price"

FitzPatrick - 825 MW (BWR – GE)
Acquired Nov. 2000




3,955MW@
$240/kW

Vermont Yankee - 510 MW
(BWR – GE)
Acquired July 2002



Indian Point 2 - 970 MW
(PWR – Westinghouse)
Acquired Sept. 2001



Indian Point 3 - 980 MW
(PWR – Westinghouse)
Acquired Nov. 2000



Pilgrim - 670 MW (BWR – GE)
Acquired July 1999



1998

Build on What You Do Well…in Nuclear

Production Costs
Before ETR Ownership vs. 03E
Average $/MWh


28%
29
21
Southern Fleet in 02 = 15
Before ETR Ownership
03E

Capacity Factors
Before ETR Ownership vs. 03E
Average %


21%
Southern Fleet in 02 = 97
77
93
Before ETR Ownership
03E

Outage Duration
Previous Record vs. 03E
Average days/plant


46%
46
Southern Fleet's Last Outage = 27
25
Previous Record
03E

Build on What You Do Well…in Trading

1998

Henry Hub Spot Gas Prices
1Q01 – 2Q03; $/MMBtu



20
15
10
5
0
Price movement > $0.40/MMBtu
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

Operational Earnings Per Share – Entergy-Koch, LP
1Q01 – 2Q03; $/share



0.08
0.2
0.16
0.04
0.22
0.06
0.15
0.15
0.41
0.22
Gulf South Pipeline
Entergy-Koch Trading
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03

1998

Create Management Team Committed to the Truth

Entergy's Stated Goals and Results
98 – 02

Goals "Doing What We Say"	Results
Grow Operational Earnings 8 – 10%	14.5% Annual Average
Sustain Strong Operating Cash Flow	$1.9B/year Average
Improve Operational Net Margin	Improved 119%
Increase Operational Return on Equity	Increased 43%
Decrease Net Debt to Net Capital*	Decreased 15%
Make Tough Decisions	• Terminated merger • Canceled turbine order • Exited UK/Int'l markets

** represents net debt/net capital from 2Q98 – 4Q02 ;all others from 4Q98 – 4Q02*

We Have Our Story…You Have Your Perspective… But Here's What Our Employees Think

Customer Service

Overall, good customer service is provided by Entergy.



108%
79
38
Norm
99
02

Diversity

Entergy promotes diversity of backgrounds, talents, and perspectives.



45%
68
47
Norm
99
02

Teamwork

Your department cooperates well with other departments.



17%
53
62
Norm
99
02

Empowerment

I feel encouraged to come up with new and better ways of doing things.



18%
71
60
Norm
99
02

Leadership

Entergy is making the changes necessary to compete effectively.



36%
64
47
Norm
99
02

Job Satisfaction

I would recommend Entergy to a friend as a place to work.



50%
69
46
Norm
99
02

Today

Our Approach Is Unchanged



9.17
2003

- Stop doing what <u>isn't</u> working/making money
- Fund the future, or without the funds, you have no future
- Act like a real utility – <u>make reliability a reality</u>
- Fix what's broken
- Build on what you do well
- Create a management committed to the truth, who know what's going on
- Start measuring what you want done

Fund The Future

Projected Liquidity*
2Q03 – 05; $B



1.1
1.3
5.7
(3.0)
(1.0)
(0.8)
3.3
Available for Investment, Debt/Equity Retirement, Dividend Increases
Beg. Cash
Net Debt Financing
Adj. Op. Cash Flow**
Capital Investment
Dividends
Target Liquidity
End Cash

** Consistent with published estimates*
*** Adj. OCF equals OCF minus fuel expenditures at Entergy Nuclear minus decommissioning fund investment*

Act Like A Real Utility…by Procuring Least-Cost Resources Through Integrated Supply Plan

Generating Capacity in ETR's Region
03 – 05; Cumulative GW



3
16
3
17
3
17
03E
04E
05E
Needed by ETR for reliability
Available Capacity

"Looks easy enough"

Generation Market



by Plant Type
CC
CC-Cogen
Cogen
CT
HY
Nuclear
Central
Amite South
NARK
WOTAB
ARKANSAS
LOUISIANA
MISSISSIPPI
TEXAS
Little Rock
Hot Springs
Hot Spring County (Duke)
Pine Bluff
AREC Coop
Hempstead County
Panda Union (El Dorado)
Southaven
Southaven GT
Batesville Expansion
Crossroads
Choctaw
Attala
Sterlington Project - Koch
Sterlington Power
Ouachita
Perryville Plant
Warren
Hinds Energy
Smith County
Silver Creek
Evangeline Project
Tenaska Frontier (SERC Eligible)
Cottonwood
Calcasieu
Acadia
RS Cogen
Plaquemine
Bayou Cove
Big Cajun I Expansion
Exxon - Baton Rouge
Shell Geismar
Carville
BASF
Beaumont
Port Arthur Project
Sabine-Bayer Cogen
Sabine River Works
Occidental - Taft

	03E	04E	05E
Resulting Reserve Margins	57%	59%	56%

But Planning Has Become Much More Complex

Utility Supply Planning
Then vs. Now

Issue	Old WORLD	New WORLD
Certainty about load to plan for	Regulated utility sole supplier	• Cogen potential • Potential deregulation
Transmission system planning and operations	Integrated generation and transmission planning and operations	• RTOs, independent transmission function • Congestion management • Congestion rights • Participant funding
Generation commitment and dispatch	• No merchants • Utility full control of commitment and dispatch	• New market structures • Merchants • Increase in QF puts
Long-term fuel price and supply for natural gas	Long-term gas contracts for new generation	• Trading/hedging • Gas price volatility

The Goal is Simple: Reliable Supply, Predictable and Stable Price

Utility Supply Planning Components and Objectives

Component	Objectives

STRATEGIC SUPPLY RESOURCE PLAN
 	
SETS STRATEGY AND LONG-TERM PLAN FOR GENERATION SUPPLY PORTFOLIO
	• Generation mix matched to load shape
	• More modern and efficient generation fleet
	• Diversified Resource Mix
	  • Purchase vs. own
	  • Long-term vs. short-term positions
	  • Location
	  • Fuel type
	• Acquire generation with good operational flexibility
	  • to follow load
	  • to provide optionality for economy purchases

Multi-Year OPERATING PLAN OPTIMIZES PRODUCTION COSTS CONSISTENT WITH RELIABILITY AND OPERATIONAL REQUIREMENTS	• Competitive Procurement for Purchased Power and Generation Acquisitions • Cost effective reduction of operating constraints (e.g. must runs, congestion) • Manage purchases of fuel and power to reduce volatility
POLICY INITIATIVES SEEK REGULATORY AND MARKET ENVIRONMENT CONDUCIVE TO EFFECTIVE RESOURCE PLANNING/ OPERATION	• RTO's – LMP Markets – Congestion Management and Rights • Incentives – Generation Performance-Based Rates • Timely regulatory actions • Reduced litigation

Supply Plan Uses Load Shape To Determine Type and Amount of Generation Required



Supply Requirements vs. Existing Generation
Based on 03 Load Duration Curve
Supply Requirements
Existing Generation
Plenty of Existing Peaking/Reserve Generation
24,000 MW
21,000 MW
13,500 MW
9,500 MW
Hourly Demand %
120%
100%
80%
60%
40%
20%
0%
Reserve Requirement
Low Load Factor Load Following
High Load Factor Load Following
Base Load Requirement
Gas on Margin Purchase or acquire CCGTs if cost effective
Need more CCGT or solid fuel generation
Existing Gas Generation > 11,500 Heat rate
Existing Gas Generation < 11,500 Heat rate
Capacity Need
Base Load Need
Existing Base Load
0%
20%
40%
60%
80%
100%
% of Annual Hours Load is Exceeded

Needs Are Converted to Financial/Physical Assets

Supply Requirements, Existing Generation and New Resource Options
Based on 03 Load Duration Curve



Comparable Supply Options for Operational Needs Matched to Load Shape
Supply Requirements
Existing Generation
New Resource Supply Options
24,000 MW
21,000 MW
13,500 MW
9,500 MW
120%
100%
80%
60%
40%
20%
0%
Hourly Demand %
Reserve Requirement
Low Load Factor Load Following
High Load Factor Load Following
Base Load Requirement
0%
20%
40%
60%
80%
100%
% of Annual Hours Load is Exceeded
Existing Gas Gen > 11,500 HR
Existing Gas Gen < 11,500 HR
Capacity Need
Base Load Need
Existing Base Load
Life of Unit Options
Term Options
CT
Call Options
CT MUCCO*
CT MUCPA*
Conv. Gas*
CT
CCGT
CT/CCGT MUCPA
CT/CCGT MUCCO
Call Options
Conv. Gas
CCGT
CCGT MUCCO
CCGT MUCPA
LD* 5X16
QF Purchase
CCGT
Coal
CCGT MUCPA
LD 5X16
LD 7x24
QF Purchase

** MUCPA = multiple-year unit capacity purchase agreement; MUCCO = multiple-year unit capacity call option;*
Conv. Gas = conventional gas-fired generation; LD = liquidated damages

Location Determines Both Price and Reliability

New Generation by Region

MW



Dell Power (Suspended)
Southaven (Cogentrix)
Southaven (Duke)
Wrightsville
Hot Springs (Duke)
Hot Springs (Tractebel)
Pine Bluff Energy Center
Batesville
Crossroads
Hempstead
Union Power
Reliant Choctaw
Attala
McAdams Power (Suspended)
Ouchita Power
Perryville (CCGT & CT)
Hinds County
NRG Sterlington
Warren Power
Smith County
Silver Creek
Holmesville (Suspended)
Evangeline
Big Cajun
EXXON Baton Rouge
Washington Parish (Suspended)
Cottonwood
Frontier
Calcasieu
Acadia
LSU
Sabine Cogen
Shell Geismar
Goodyear
Bayou Cove
Carville Energy
SRW
RS Cogen
AEP-Dow
Port Arthur
Oxy Taft
CCGT (Complete)
CCGT (Under Const.)
Cogen/CCGT (Complete)
Cogen/CCGT (Under Const.)
Cogen (Complete)
CT (Complete)
CT (Under Const.)

North Arkansas' Profile	
Complete	774
Active Construction	0
Suspended Construction	5,663
Total Merchant	6,473

Central's Profile	
Complete	12,060
Active Construction	2,489
Suspended Construction	4,100
Total Merchant	18,649

WOTAB'S Profile	
Complete	3,234
Active Construction	0
Suspended Construction	4,800
Total Merchant	8,034

Amite South's Profile	
Complete	770
Active Construction	0
Suspended Construction	2,013
Total Merchant	2,783

Why So Many Complaints?



ETR Load Requirements vs. Regional Supply Availability
MW
North Arkansas' Profile
12,000
10,000
8,000
6,000
4,000
2,000
0
ETR Peak Load
L-F
Base Load
ETR Load
ETR Capacity
Total Regional Supply Sources
Merchant Capacity 704 MW
North Arkansas Region
ARKANSAS
Supply Sources Legend
CT Merchant Generation
CCGT Merchant Generation
Off-System Import Capability
Intra-System Import Capability
ETR L-F Peaking Capacity
ETR L-F Base Load Capacity
Central's Profile
30,000
25,000
20,000
15,000
10,000
5,000
0
ETR Peak Load
L-F
Base
ETR Load
ETR Capacity
Total Regional Supply Sources
Merchant Capacity 12,712 MW
Central Region
Load Type Legend
ETR Load Following/Peaking Load
ETR Base Load
WOTAB's Profile
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
ETR Peak Load
L-F
Base Load
ETR Load
ETR Capacity
Total Regional Supply Sources
Merchant Capacity 2,689 MW
WOTAB Region
LOUISIANA
Amite South Region
Amite South's Profile
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
ETR Peak Load
L-F
Base Load
ETR Load
ETR Capacity
Total Regional Supply Sources
Merchant Capacity 530 MW

Note: Import Capability, Load & Capacity are forecast estimates for 2004

Case Study: ENOI

Entergy New Orleans Inc. (ENOI) Generation Supply Strategy Illustration

Strategy Objective	Measure	Before Strategic Supply Resource Plan	After Strategic Supply Resource Plan	
Price Stability- Less Exposure to Gas Price	% of Energy Requirements Provided by Coal/Nuclear Capacity	27%	56%	Less volatility
Modern and Efficient Load Following Generation	Age and Heat Rate of Load Following Generation	• 100% Gas/Oil with Heat Rate > 10,000 • Average Age 35 years	CCGT Capacity with Heat Rate <= 7200 Provided through Term Purchases and Acquisition	Lower price
Diversity of Generation Resources	Number of Generation Resources Providing Primary Supply Role	• Base load from one Nuclear unit • Load Following from 3 existing Gas units	• Base load from 7 coal and nuclear units • Load Following from multiple new CCGTs	More reliability
Conducive Environment for Resource Planning	Incentives Resolved Litigation	• Traditional Regulation • Litigation	• Generation Performance Plan • Resolved disputes	Everyone wins

Case Study: ENOI – Lower, More Stable Prices

ENOI Before New Strategic Supply Plan

Production Mix
%


73%
Gas/Oil/Purchases
27%
Coal/Nuclear

ENOI's production costs were very sensitive to gas and purchased power costs

Production Costs*
$/MWh


$47
$55
$63
$3/mmbtu
$4/mmbtu
$5/mmbtu
Market Gas Price

ENOI After New Strategic Supply Plan

Production Mix
%


44%
Gas/Oil/Purchases
56 %
Coal/Nuclear

New supply plan provides diversity of new resources and reduces sensitivity to gas prices

Production Costs**
$/MWh


$42
$45
$48
$3/mmbtu
$4/mmbtu
$5/mmbtu
Market Gas Price

**Total production costs are based on historical (12 months ended 8/02) implied heat rates and dispatch*

***Total production costs are based on forecasted (04-06) implied heat rates and dispatch*

Fix What's Broken…in Transmission Policy

Issue	Problem	Solution
Policy	• Uneconomic pricing rules for interconnection of generation • Potential cost shifting and subsidization • Result is state/federal wars	• Participant funding • Generator deliverability standards • Locational marginal pricing • Congestion pricing • Independence • Expedited siting
Planning	• No property rights • No price signals • Threat of "rolled in" pricing • Result is free riders on utility investment, incentives for others to make uneconomic investments	• Merchant investment in generation and transmission based on price signals and property rights • "Rolled in" investment to maintain reliability only
Operations	• Inconsistent data quality across systems • Lack of coordination among operators • Lack of timely, reliable system status information	• Real-time monitoring in "analyzed" state • Good (high quality) data that is transparent to all participants • Control area operator and NERC reliability coordinators on the same page

Fix What's Broken…in Texas

Problem: Returns Are Unacceptable

EGSI-TX Return on Equity
%; Estimated



11%
Allowed ROE
7.6
-2.1
02
03E

Solution: Start of Retail Competition

1. PTB Base Rate set in 3/02
2. PTB Fuel Factor set in 8/03
3. On 8/20/03, the Texas PUCT approved the protocols settlement agreement

4 Remaining Tasks	Anticipated Timeframe
FERC proceeding to approve (without material changes) market protocols adopted by the PUCT	4Q03 – 1Q04
Certification of an independent transmission organization	4Q03 – 1Q04
Resume business separation proceedings in other jurisdictions (LA and SEC) and, if necessary, at the PUCT for amendments	1Q04 – 4Q04
Reinvigorate and conduct the pilot project upon FERC approval of market protocols (will last 6 – 9 months)	Starts 1Q04 or 2Q04
Initiate market-readiness proceeding and determine whether the power region can offer fair competition and reliable service	2Q04 – 3Q04
Market opening	4Q04 – 1Q05

Build on What You Do Well…by Pursuing Top Quartile Utility Cost Performance

Entergy's Spending Rankings vs. Peers
01; Quartile

Function	Metric	Quartile Rank
Fossil	Non-Fuel O&M $/MW	1st
Nuclear	Non-Fuel O&M $/MWh	1st
Transmission	$/Transmission Asset	1st
Customer Service	O&M $/Customer	2nd
Distribution	$/Overhead Line Mile	2nd
Total O&M/A&G	$/MWh	2nd
A&G	$/Customer	3rd

Build on What You Do Well…by Growing Nuclear Profitability

Reducing Labor Costs

Entergy Nuclear Workforce
# of employees


12%
3,690
3,240
2Q03
04E

Applying Southern Practices to Northern Fleet

- Shared resources – staff from other plants to reduce contractors
- Centralized services
- Consolidated purchasing – using power of scale
- Implement single benefits plan

Projected Cost Savings From Productivity Improvements
03E – 06E; $M


25
30
35
10
100
03E
04E
05E
06E
Total

Build on What You Do Well…by Adding Best Practices to Both Nuclear Fleets

Illustrative Sources of Cost Savings
Reduce outage frequency and duration – implementation of the outage management team concept
Minimize out of service time – use of Functional Equipment Groups to effectively bundle related system and component work
Improve contamination control process – use of less costly, disposable protective clothing
Reduce data entry effort within emergency response organization – upgrade tracking software
Share information/documents – peer groups sharing best practices among plants
Standardize in-storage maintenance program – perform preventative maintenance by commodity to compress work window

Build on What You Do Well…by Adding New Nuclear Plants Through Purchase or Management Contracts

Example: Cooper Nuclear Station



Risk Mitigation & Share of Upside
Nuclear Plant Owner
Generation
Performance Indicators
Entergy Nuclear
$10-20M Opportunity per plant per year
Management Fee & Share of Upside

Pays some variable management fees based on actual performance	Cost Structure	Reimbursed for resources allocated to plant
Keeps ultimate approval for budget	Financial Control	Recommends changes to improve operating, cost, and safety performance
Size limits career growth opportunities…tough to attract talent	Strong Management Team	Provides talent from 2nd largest fleet in the industry that is known for developing managers
Limited due to quantity purchased	Purchasing Power With Vendors	Leverages size in negotiations
Requires longer response time due to limited resources	Event Risk	Mobilizes significant resources quickly to minimize issues
Has right to cancel contract with notice	Future Considerations	Retains Right of First Refusal on lease of asset

Build on What You Do Well…by Executing on Commodity Point of View

1 Point of View Trading

"For us"

Create asymmetric trading positions:

- Establish trading position based on point of view
- Hedge trading position to limit downside, while preserving most of upside

Natural Gas	Price Increases	Price Decreases
Short Position (based on POV)	($$$)	$$$$
Position Hedge	$$	($)
Total Return	($)	$$$

2 Optimization Businesses

"For others"

Expand wholesale customers with/without assets who want to:

- Stop doing what isn't working for them
- Perform a necessary risk management function without entering the trading business



Physical Optimization
Asset Owner
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS
Revenue Sharing
Physical Positions
Profit/Loss
Profit/Loss



Financial Optimization
CUSTOMERS
Producers
Consumers
Financial Participants
Utilities/LDC's
Market Interface
Risk Mitigation
Margins
Entergy-Koch Trading
Products and Structures
COMMODITY MARKETS

And Business Is Good

Customer Derivative Contracts
Year-over-Year Change; %



+74%
+12%
02
YTD 03

Asset Positions Under EKT Management
01 vs. Today



Delivery (Bcf/Day)
125%
1.0
2.25
01
9/03
Storage (Bcf)
33%
200
135
01
9/03
Power (GW)
53%
7.4
11.3
01
9/03

Build on What You Do Well by Making POV-Based Strategic and Operational Decisions

Entergy's Points of View

Variable	Point of View	Implications for Entergy
Price regu-lation	- Retail deregulation more fiction than fact - States' rights convolute federal energy policy	- Show retail regulators that wholesale competition benefits customers - Transmission independence required
Public policy	- States rights trump energy policy	- Relationship with state utility commissions more important
Com-modity prices	- Gas $4-5/MMBtu near term; $3-4/MMBtu thereafter - Spark spreads continue very low	- Lengthen contract duration for NE nuclear plants - Exercise caution on any spark spread-sensitive investment - Enhance utility generation technology through execution of supply plan







Build on What You Do Well by Making POV-Based Strategic and Operational Decisions

Entergy's Points of View

Variable	Point of View	Implications for Entergy
Cost trends	- Deflationary pressures mount	- Customized pricing to protect exit or movement offshore of industrials
Tech-nology	- Modularization, minimization important outside US	- Deeply discounted prices for current technology - Continual heat rate improvement of 0.5% /year
Capital markets	- Liquidity, credit and cash remain under scrutiny - Risk and financial transparency will differentiate companies	- Improving credit profile will be valued - Dividend policy will be valued as barometer of governance
Asset markets	- Slow demand growth, no entry barriers, cyclical pricing	- Second-owner strategy - Failure to deal






Start Measuring

Goals	*Near-Term*	*Long-Term*
Operating Performance	• Deliver average annual earnings growth of 8-10% • Improve net margin • Achieve $145M in cost savings	• Deliver average annual earnings growth of 5-6% • Maintain top quartile net margin • Maintain top quartile cost position
Financial Flexibility	• Maintain or improve 45-50% net debt to net capital ratio • Maintain or improve 4x or better interest coverage	• Further improve credit metrics and business position • Achieve an A credit rating
Investment Returns	• Achieve 9% return on invested capital • Reinvest at high rate of return	• Achieve 10% return on invested capital • Annually increase the dividend • Deliver top quartile total shareholder return